[SHIP]
                          [THE VANGUARD GROUP(R) LOGO]

                   VANGUARD (R)PENNSYLVANIA TAX-EXEMPT FUNDS
               SUPPLEMENT TO THE PROSPECTUS DATED MARCH 23, 2004


FUND MANAGER CHANGE
John  M.  Carbone  has  assumed  the  role  of  Fund  Manager  for   Vanguard(R)
Pennsylvania   Long-Term  Tax-Exempt  Fund.  The  Fund's  investment  objective, strategies, and policies remain unchanged.
The Plain Talk(R) titled "The Funds' Advisor" is replaced with the following:

The managers primarily responsible for overseeing the Funds' investments are:

ROBERT F. AUWAERTER, Principal of Vanguard. He has managed investment portfolios since 1978; has been with Vanguard since 1981; and has overseen all of the Fixed Income Group's portfolio management activities since 2003. Education: B.S., University of Pennsylvania; M.B.A., Northwestern University.

KATHRYN T. ALLEN, Principal of Vanguard. She has worked in investment management since 1983; has managed investment portfolios since 1987; and has managed Vanguard(R)Pennsylvania Tax-Exempt Money Market Fund since 2003. Education:
B.S., University of Alabama.

JOHN M. CARBONE, Principal of Vanguard. He has worked in investment management since 1986; has managed investment portfolios since 1991; has been with Vanguard since 1996; and has managed Vanguard Pennsylvania Long-Term Tax-Exempt Fund since 2004. Education: B.S., Babson College; M.B.A., Southern Methodist University.










(C)2004 The Vanguard Group, Inc. All rights reserved.
Vanguard Marketing Corporation, Distributor.                         PS77 082004